UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2026

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2026 (the “Original Form 8-K”) by Cloudflare, Inc. This Amendment is being filed to (i) correct immaterial typographical errors and (ii) clarify that Proposal Seven, the proposal to approve one or more adjournments of the Annual Meeting (as defined below), if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting, was presented but rendered moot due to the approval of the other proposals submitted to the stockholders. No other changes have been made to the Original Form 8-K, which is restated herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the amendment and restatement of the 2019 Equity Incentive Plan and the Amended and Restated 2019 Employee Stock Purchase Plan

On June 30, 2026, Cloudflare, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of each of the Company's 2019 Equity Incentive Plan (the “Plan”) and the Company's Amended and Restated 2019 Employee Stock Purchase Plan (the “ESPP”). Given the approval of Proposals 4A-4F by the stockholders of the Company, the amendment and restatement of each of the Plan and the ESPP will become effective upon the effectiveness of the Class C Split (as defined in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2026 (the "2026 Proxy Statement")).

A description of the material terms of the Plan and the ESPP are incorporated herein by reference to “Proposal Five: Amendment and Restatement of 2019 Plan” and “Proposal Six: Amendment and Restatement of ESPP”, respectively, contained in the 2026 Proxy Statement. A copy of the form of Plan and the form of ESPP are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, holders of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on June 5, 2026 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters submitted for a vote at the Annual Meeting. At the Annual Meeting, 279,413,484 shares of Class A Common Stock and 33,563,400 shares of Class B Common Stock, or approximately 93.36% of the total voting power of shares entitled to vote, were present virtually or represented by proxy, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on the following proposals, which are described in more detail in the Proxy Statement:

Proposal One - Election of Class I Directors. The following nominees were each elected as a Class I director to serve until the Company's 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Michelle Zatlyn	568,227,358	17,406,448	29,413,678
Scott Sandell	529,020,167	56,613,639	29,413,678
Karim Lakhani	466,502,593	119,131,213	29,413,678

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 was ratified. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
607,370,076	6,894,441	782,967	—

Proposal Three - Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2026 Proxy Statement. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
445,922,069	139,565,439	146,298	29,413,678

Proposal Four - Approval and Adoption of an Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation. The stockholders approved the amendment and restatement of the Company's amended and restated certificate of incorporation (comprising Proposals 4A through 4F), the form of which is attached as Appendix A-1 to the 2026 Proxy Statement.

Proposal 4A - Approval and Adoption of Amendments to the Current Certificate to Establish the Class C Common Stock. The stockholders approved the amendments to the Company’s amended and restated certificate of incorporation to establish the Class C common stock, as disclosed in the 2026 Proxy Statement. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
382,323,567	200,557,125	2,753,114	29,413,678

Proposal 4B - Approval and Adoption of Amendments to the Current Certificate to Increase the Number of Authorized Shares of Class A Common Stock. The stockholders approved the amendments to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Class A Common Stock from 2,250,000,000 to 4,500,000,000. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
388,797,473	194,113,160	2,723,173	29,413,678

Proposal 4C - Approval and Adoption of Amendments to the Current Certificate to Increase the Number of Authorized Shares of Preferred Stock. The stockholders approved the amendments to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of preferred stock from 225,000,000 to 450,000,000. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
386,747,387	196,165,702	2,720,717	29,413,678

Proposal 4D - Approval and Adoption of Amendments to the Current Certificate to Implement the Class C Split. The stockholders approved the amendments to the Company’s amended and restated certificate of incorporation to implement the Class C Split. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
382,365,089	200,521,452	2,747,265	29,413,678

Proposal 4E - Approval and Adoption of Amendments to the Current Certificate to Provide for the Equal Treatment of Shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock. The stockholders approved the amendments to the Current Certificate to provide for the equal treatment of shares of Class A Common Stock, Class B Common Stock, and Class C common stock in connection with dividends and distributions, certain transactions, and upon the Company's liquidation, dissolution, or winding up. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
388,499,421	194,390,489	2,743,896	29,413,678

Proposal 4F - Approval and Adoption of Amendments to the Current Certificate to Require the Approval of a Majority of the Independent Directors for Certain Acquisitions. The stockholders approved the amendments to the Current Certificate to require the approval of a majority of the Independent Directors then in office for any acquisition in which the Company would propose to issue shares of Class C common stock as consideration for such acquisition with a fair market value in excess of $100,000,000. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
389,151,530	193,726,819	2,755,457	29,413,678

Proposal Five - Approval of the Amendment and Restatement of the Company's 2019 Equity Incentive Plan. The stockholders approved the amendment and restatement of the Company's 2019 Equity Incentive Plan. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
363,236,265	212,379,054	10,018,487	29,413,678

Proposal Six - Approval of the Amendment and Restatement of the Company's Amended and Restated 2019 Employee Stock Purchase Plan. The stockholders approved the amendment and restatement of the Company's Amended and Restated 2019 Employee Stock Purchase Plan. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
419,342,453	166,193,708	97,645	29,413,678

Proposal Seven - Approval of One or More Adjournments of the Annual Meeting. The stockholders approved one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting (the "Adjournment Proposal"). The results of such vote were:

For	Against	Abstained	Broker Non-Votes
406,791,018	208,020,795	235,671	—

As there were sufficient votes at the time of the Annual Meeting to approve each of the other proposals, the Adjournment Proposal was rendered moot.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Cloudflare, Inc. Amended and Restated 2019 Equity Incentive Plan
10.2	Form of Cloudflare, Inc. Amended and Restated 2019 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: July 1, 2026	By:	/s/ Alissa Starzak
Alissa Starzak
Chief Legal Officer and Secretary